Exhibit 99.1

Q2 Holdings, Inc. Announces Second Quarter 2014 Financial Results
Total revenues of $19.2 million, up 36 percent year-over-year and accelerated growth in new deals

AUSTIN, Texas (Aug. 7, 2014) - Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of secure virtual banking solutions to regional and community financial institutions, today announced results for its second quarter ended June 30, 2014.

Second Quarter 2014 Results

•	Revenue for the second quarter of $19.2 million, up 36 percent year-over-year and 14 percent from the prior quarter.

•	Non-GAAP gross margin of 44.2 percent, up 410 basis points from the prior quarter and up 360 basis points from one year ago. GAAP gross margin for the period was 43.5 percent.

•	Adjusted EBITDA of negative $2.5 million, an improvement of $1 million from the prior quarter and compares to $2.4 million one year ago. GAAP Net loss of $4.7 million for the period.

“I am pleased to report strong results in Q2’s second quarter as a publicly traded company,” said Matt Flake, president and CEO of Q2 Holdings, Inc. “Our performance demonstrates strong execution across the organization. We’re seeing our single platform architecture win with banks and credit unions of all sizes and we continue to deliver new and innovative products to the market. We’re excited about our success and look forward to continuing to capitalize on the digital transformation occurring in the financial services industry.”

Second Quarter 2014 Highlights

•
Significantly increased new customer wins quarter-over-quarter, demonstrating the success of our single platform and differentiated technology, and a positive return on Q2’s investments in salesforce capacity and productivity.

•	Continued bookings momentum, signing two Top 100 financial institutions[1] in the quarter and continued traction with these larger customers.

•	Exited the second quarter with approximately 3.9 million registered users on the Q2 platform, representing 36 percent year-over-year growth and 13 percent quarter-over-quarter growth.

•	Announced availability of version 4.0 of the Q2 Virtual Banking platform which offers improved commercial functionality and greater ease of use.

Financial Outlook

Q2 Holdings is providing guidance for its third quarter 2014 as follows:

•	Total revenues of $19.5 million to $19.8 million.

1 Top 100 based on asset size as reported by United States Federal Reserve and Credit Union National Association.

•	Adjusted EBITDA of negative $3.4 million to negative $3.1 million.

Q2 Holdings is providing guidance for the full-year 2014 as follows:

•	Total revenues of $76.2 million to $76.8 million, which would represent year-over-year growth of 34 percent to 35 percent.

•	Adjusted EBITDA of negative $12.4 million to negative $12 million.

Conference Call Details

Date: Aug. 7, 2014
Time: 5:00 p.m. EDT
Hosts: Matt Flake, CEO / Jennifer Harris, CFO
Dial in: US toll free: 1-877-201-0168
International: 1-647-788-4901
Conference ID: 73893430

Please join the conference call at least 10 minutes before start time to ensure the line is connected. A live webcast of the conference call will be accessible from the investor relations section of the Q2 Holdings, Inc. website at http://investors.q2ebanking.com/.

A replay of the webcast will also be available at this website on a temporary basis shortly after the call.

About Q2 Holdings, Inc.
Q2 is a leading provider of secure, cloud-based virtual banking solutions headquartered in Austin, Texas. Q2 enables regional and community financial institutions, or RCFIs, to deliver a robust suite of integrated virtual banking services and engage more effectively with their retail and commercial account holders who expect to bank anytime, anywhere and on any device. Q2 solutions are often the most frequent point of interaction between its RCFI customers and their account holders. As such, Q2 purpose-built its solutions to deliver a compelling, consistent user experience across digital channels and drive the success of its customers by extending their local brands, enabling improved account holder retention and creating incremental sales opportunities. To learn more about Q2 visit q2ebanking.com.
Use of Non-GAAP Measures

Management believes that adjusted EBITDA and non-GAAP gross margin are useful measures of operating performance because they exclude items that Q2 does not consider indicative of its core performance. In the case of adjusted EBITDA, Q2 adjusts net loss for such things as interest, taxes, depreciation and amortization, stock-based compensation, loss from discontinued operations and unoccupied lease charges. In the case of non-GAAP gross margin, Q2 adjusts gross margin for stock-based compensation. However, these non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net loss and GAAP gross margin, or other financial measures prepared in accordance with GAAP. Reconciliation to the closest GAAP measures of these non-GAAP measures is contained in the tabular form on the attached unaudited condensed consolidated financial statements.

Q2’s management uses adjusted EBITDA and non-GAAP gross margin as measures of operating performance; to prepare Q2’s annual operating budget; to allocate resources to enhance the financial performance of Q2’s business; to evaluate the effectiveness of Q2’s business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of Q2’s results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning Q2’s financial performance.
Forward-looking Statements
This press release contains forward-looking statements, including statements about: the benefits from investments in and increased productivity of Q2’s salesforce; momentum in the market for Q2’s solutions; Q2’s opportunities and ability to deliver innovative products and capitalize on the transformation occurring in financial services; and, Q2’s quarterly and annual financial guidance. The forward-looking statements contained in this press release are based upon Q2’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) the risk that Q2 will face increased competition as part of entering new markets, (b) the risk that the market for Q2’s solutions does not grow as anticipated, (c) the challenges associated with selling, installing, and delivering Q2’s solutions, (d) errors, interruptions or delays in Q2’s service or Web hosting, (e) breaches of Q2’s security measures, (f) technological and regulatory developments, (g) the impact that a slowdown in the economy, financial markets, and credit markets has on Q2’s business sales cycles, prospects’ and customers’ spending decisions and timing of implementation decisions, (h) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality desired by customers, (i) the difficulties Q2 may encounter with complex implementations of its solutions and the resulting impact on the timing of its revenue from any delayed implementations, (j) the risk that Q2 will not be able to maintain historical contract terms, (k) Q2’s ability to hire, retain and motivate employees and manage its growth, (l) the risk that modification or negotiation of contractual arrangements will be necessary during Q2’s implementations of its solutions, and (m) litigation related to intellectual property and other matters and any related claims, negotiations and settlements.
Additional information relating to the uncertainty affecting the Q2 business are contained in Q2’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Q2’s website at http://investors.q2ebanking.com/. These forward-looking statements represent Q2’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Q2 Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	June 30, 2014	December 31, 2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$94,906	$18,675
Restricted cash	116	116
Accounts receivable, net	5,468	9,063
Prepaid expenses and other current assets	1,971	1,079
Deferred solution and other costs, current portion	3,127	3,124
Deferred implementation costs, current portion	1,945	1,814
Total current assets	107,533	33,871
Property and equipment, net	14,026	14,831
Deferred solution and other costs, net of current portion	6,291	5,358
Deferred implementation costs, net of current portion	4,932	4,560
Other long-term assets	740	2,488
Total assets	$133,522	$61,108

Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable and accrued liabilities	$8,642	$15,749
Deferred revenues, current portion	14,351	12,728
Capital lease obligations, current portion	513	714
Total current liabilities	23,506	29,191
Deferred revenue, net of current portion	17,947	14,773
Capital lease obligations, net of current portion	351	575
Long-term debt, net of current portion	2,054	6,288
Deferred rent, net of current portion	4,892	4,444
Other long-term liabilities	7	101
Total liabilities	48,757	55,372
Redeemable convertible preferred stock and redeemable common stock	—	42,052
Stockholders' equity (deficit):
Junior convertible preferred stock	—	1,740
Common stock	3	1
Additional paid-in capital	139,743	6,675
Accumulated deficit	(54,981)	(44,732)
Total stockholders' equity (deficit)	84,765	(36,316)
Total liabilities and stockholders' equity (deficit)	$133,522	$61,108

Q2 Holdings, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenues	$19,158	$14,044	$35,992	$26,878
Cost of revenues (1)	10,830	8,408	21,042	16,215
Gross profit	8,328	5,636	14,950	10,663

Operating expenses:
Sales and marketing (1)	6,032	4,138	11,541	7,198
Research and development (1)	2,787	2,152	5,523	4,018
General and administrative (1)	4,058	2,776	7,776	5,111
Unoccupied lease charges	—	148	—	148
Total operating expenses	12,877	9,214	24,840	16,475
Loss from operations	(4,549)	(3,578)	(9,890)	(5,812)
Other income (expense), net	(119)	(116)	(326)	(167)
Loss before income taxes	(4,668)	(3,694)	(10,216)	(5,979)
Provision for income taxes	(15)	(14)	(33)	(19)
Loss from continuing operations	(4,683)	(3,708)	(10,249)	(5,998)
Loss from discontinued operations, net of tax	—	—	—	(199)
Net Loss	$(4,683)	$(3,708)	$(10,249)	$(6,197)
Net loss per common share:
Loss from continuing operations per common share, basic and diluted	$(0.14)	$(0.31)	$(0.42)	$(0.51)
Loss from discontinued operations per common share, basic and diluted	$—	$—	$—	$(0.02)
Net loss per common share, basic and diluted	$(0.14)	$(0.31)	$(0.42)	$(0.53)
Weighted average common shares outstanding, basic and diluted	34,068	11,901	24,143	11,666

(1)	Includes stock-based compensation expenses as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Cost of revenues	$147	$61	$273	$122
Sales and marketing	187	60	354	99
Research and development	122	66	229	125
General and administrative	612	189	1,130	364
Total stock-based compensation expenses	$1,068	$376	$1,986	$710

Q2 Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Six Months Ended June 30,
	2014	2013
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net loss	$(10,249)	$(6,197)
Adjustments to reconcile net loss to net cash
(used in) provided by operating activities:
Amortization of deferred implementation, solution and other costs	2,030	1,311
Depreciation and amortization	2,030	1,262
Amortization of debt issuance costs	48	20
Stock-based compensation expenses	1,986	710
Loss from discontinued operations	—	199
Other non-cash charges	51	61
Unoccupied lease charges	—	148
Changes in operating assets and liabilities	(10)	3,916
Net cash provided by (used in) by continuing operations	(4,114)	1,430
Net cash used in discontinued operating activities	—	(236)
Net cash provided by (used in) operating activities	(4,114)	1,194
Cash flows from investing activities:
Purchases of property and equipment	(2,468)	(7,468)
Acquisitions and purchase of intangible assets	—	(125)
Cash included in distribution of spin-off	—	(46)
Cash used in investing activities	(2,468)	(7,639)
Cash flows from financing activities:
Proceeds from issuance of preferred stock	—	18,995
Payments on line of credit and capital leases, net	(4,656)	3,546
Proceeds from issuance of common stock	87,469	338
Net cash provided by financing activities	82,813	22,879
Net increase in cash and cash equivalents	76,231	16,434
Cash and cash equivalents, beginning of period	18,675	9,111
Cash and cash equivalents, end of period	$94,906	$25,545

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
GAAP gross profit	$8,328	$5,636	$14,950	$10,663
Stock-based compensation	147	61	273	122
Non-GAAP gross profit	$8,475	$5,697	$15,223	$10,785

Non-GAAP gross margin:
Non-GAAP gross profit	$8,475	$5,697	$15,223	$10,785
GAAP revenue	19,094	14,044	35,928	26,878
Non-GAAP gross margin	44.4%	40.6%	42.4%	40.1%

GAAP sales and marketing expense	$6,032	$4,138	$11,541	$7,198
Stock-based compensation	(187)	(60)	(354)	(99)
Non-GAAP sales and marketing expense	$5,845	$4,078	$11,187	$7,099

GAAP research and development expense	$2,787	$2,152	$5,523	$4,018
Stock-based compensation	(122)	(66)	(229)	(125)
Non-GAAP research and development expense	$2,665	$2,086	$5,294	$3,893

GAAP general and administrative expense	$4,058	$2,776	$7,776	$5,111
Stock-based compensation	(612)	(189)	(1,130)	(364)
Non-GAAP general and administrative expense	$3,446	$2,587	$6,646	$4,747

GAAP operating loss	$(4,549)	$(3,578)	$(9,890)	$(5,812)
Stock-based compensation	1,068	376	1,986	710
Non-GAAP operating loss	$(3,481)	$(3,202)	$(7,904)	$(5,102)

GAAP net loss	$(4,683)	$(3,708)	$(10,249)	$(6,197)
Stock-based compensation	1,068	376	1,986	710
Non-GAAP net loss	$(3,615)	$(3,332)	$(8,263)	$(5,487)

Non-GAAP net loss per share, basic and diluted
Numerator:
Non-GAAP net loss	$(3,615)	$(3,332)	$(8,263)	$(5,487)
Denominator:
Weighted average common shares outstanding, basic and diluted	34,068	11,901	24,143	11,666
Non-GAAP net loss per share, basic and diluted	$(0.11)	$(0.28)	$(0.34)	$(0.47)

Pro forma non-GAAP net loss per share, basic and diluted
Numerator:
Non-GAAP net loss	$(3,615)	$(3,332)	$(8,263)	$(5,487)
Denominator:
Weighted average common shares outstanding, basic and diluted	34,068	11,901	24,143	11,666
Plus: assumed conversion of preferred stock to common stock (1)	—	13,583	6,228	12,734
Denominator for pro forma net loss per share, basic and diluted	34,068	25,484	30,371	24,400
Pro forma non-GAAP net loss per share, basic and diluted	$(0.11)	$(0.13)	$(0.27)	$(0.22)

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(4,683)	$(3,708)	$(10,249)	$(6,197)
Interest (income) expense, net	119	116	326	167
Depreciation and amortization	1,031	624	2,030	1,262
Stock-based compensation	1,068	376	1,986	710
Provision for income taxes	15	14	33	19
Loss from discontinued operations	—	—	—	199
Unoccupied lease charges	—	148	—	148
Adjusted EBITDA	$(2,450)	$(2,430)	$(5,874)	$(3,692)

___________________________________________________________
(1) Assumes conversion of all outstanding shares of preferred stock, on an as-if-converted basis, at the later of January 1 of each year or the date of issuance of the preferred stock.

Contacts
Media Contact:
Kathleen Lucente
Red Fan Communications
O: (512)-551-9253/ C: (512)-217-6352
kathleen@redfancommunications.com

Investor Contact:
Bob Gujavarty
Q2 Holdings, Inc.
O: (512)-439-3447
bobby.gujavarty@q2ebanking.com